UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 6, 2003

                                ________________


                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)

                                 _______________


         Delaware                        0-22140                  42-1406262
(State or other jurisdiction of    (Commission File)             (IRS Employer
incorporation or organization)          Number               Identification No.)

                       Fifth at Erie, Storm Lake, IA       50588
               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117
                               ___________________


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                                TABLE OF CONTENTS

Item 5. Other Events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

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Item 5. Other Events.

        On October 6, 2003, the Registrant issued the attached press release announcing the sale of a branch office located in Manson, Iowa.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

        The following Exhibit is being furnished herewith:

        99.1 Registrant's Press Release dated October 6, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FIRST MIDWEST FINANCIAL, INC.

                                    By: /s/ Donald J. Winchell
                                        ----------------------------------------
                                        Donald J. Winchell
                                        Senior Vice President, Secretary,
                                        Treasurer, and Chief Financial Officer

Dated: October 8, 2003

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                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1      Registrant's Press Release dated October 6, 2003.